Annual Report

Virginia
Tax-Free
Bond Fund

February 28, 2002


T. Rowe Price
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2

  Economy and Interest Rates                                        2

  Market News                                                       3

  Portfolio Strategy                                                4

  Outlook                                                           5

Performance Comparison                                              7

Financial Highlights                                                8

Statement of Net Assets                                             9

Statement of Operations                                            17

Statement of Changes in Net Assets                                 18

Notes to Financial Statements                                      19

Report of Independent Accountants                                  23

Annual Meeting Results                                             25

Board of Directors                                                 26

Fund Officers                                                      29
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Highlights
--------------------------------------------------------------------------------

o Low interest rates, a sluggish economy, and low inflation created a favorable backdrop for municipal bonds.

o Your fund posted solid returns for the year and outperformed its Lipper benchmark for both the 6- and 12-month periods.

o Results were aided by reducing the portfolio's interest rate sen-sitivity as the rate picture became more uncertain.

o Municipal bonds should prove resilient as long as an economic recovery does not emerge with unexpected vigor.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/02                             6 Months            12 Months

Virginia Tax-Free
Bond Fund                                             1.67%                6.40%

Lipper Virginia Municipal
Debt Funds Average                                    1.15                 5.59
--------------------------------------------------------------------------------

Price and Yield
--------------------------------------------------------------------------------

                                                   8/31/01              2/28/02

Price Per Share                            $         11.50      $         11.43

Dividends Per Share
For 6 Months                                          0.28                 0.25
For 12 Months                                         0.56                 0.53

30-Day Dividend Yield *                               4.67%                4.55%

30-Day Standardized

Yield to Maturity                                     4.05                 4.02
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------

Falling interest rates, a sluggish economy, and minimal inflation created a favorable backdrop for municipal bonds and your fund for both the six-month and one-year periods ended February 28, 2002. Intermediate bonds fared particularly well as an aggressive Fed brought short-term rates down sharply in both the taxable and tax-exempt markets. The ride was not uniformly smooth: rising supply and better-than-expected economic data led to temporary setbacks in the fourth quarter. By early 2002, however, investors again took advantage of the steady results and strong tax-equivalent yields available in the Virginia municipal market.


ECONOMY AND INTEREST RATES


Virginia Bond Yields
--------------------------------------------------------------------------------

2/28/01                                                          5.31
                                                                 5.28
                                                                 5.48
5/01                                                             5.34
                                                                 5.33
                                                                 5.23
8/01                                                             5.04
                                                                 5.24
                                                                 5.09
11/01                                                            5.22
                                                                 5.34
                                                                 5.27
2/28/02                                                          5.23
--------------------------------------------------------------------------------

Source: T. Rowe Price Associates


     The six-month period began in the worst way imaginable, with the terrorist attacks of September 11. The effects of the attacks were felt deeply throughout the economy and the financial markets. The U.S. economy, already struggling from a recession begun in March, weakened markedly in the days following the tragic events.

     However, the economy proved extremely resilient, aided by the Federal Reserve, which ramped up its program to reduce short-term interest rates in an effort to foster recovery. The Fed slashed the federal funds target rate within days of September 11, and followed with three more cuts in the fourth quarter-11 reductions overall in 2001-to put short-term rates at historic lows.

     The economy reacted with clear signs of improvement, as rapid inventory liquidation improved production prospects and income levels rose in a challenging labor market. Business demand began to recover from recessionary levels, while consumer spending remained relatively strong. A cyclical recovery appeared to be gaining momentum at year-end, and most recent economic data point to an end to the recession early in the first quarter. The recession of 2001 will likely prove to be the shallowest on record.

     Falling rates and low inflation contributed to a stellar year in the bond markets, although some weakness in the fourth quarter reduced gains. An equity rebound in that period reduced demand for municipals even as supply soared. A rush to issue tax-free securities in the low-rate environment boosted supply to record levels in the fourth quarter-new municipal issuance in 2001 overall was the second highest ever at $286 billion-pressuring municipal bond prices and pushing up yields.

     Even as short-term rates plummeted in 2001, longer-term rates remained stubbornly high. Municipal bond yields beyond 10 years, for example, were unchanged or higher for the six months. Consequently, intermediate-term bonds posted better returns than longer-term bonds for the half and the full fiscal year.

     The events of September 11 hit the transportation sector particularly hard, including airport and airline-related bonds. Toll road revenue projects also performed poorly as investors questioned traffic expectations on newly constructed roads. On the other hand, health care sectors adjusted well to a more stringent reimbursement environment and surprised on the upside.


MARKET NEWS

     Virginia's economy slowed along with the rest of the country. Job growth for the 2001 calendar year was only 0.3%, down from 2.0% the previous year, as weakness in the manufacturing sector offset strength in services and construction. Charlottesville and Northern Virginia continue to show the strongest job growth, primarily within the trade, construction, services, and government sectors; transportation, especially airlines, and manufacturing sectors were weak. Unemployment rose to 4.4% in January 2002 from 2.6% a year earlier, but remained below the national rate.

     Slowing revenues and rising spending have created a two-year, $3.8 billion budget gap (out of a total budget of $50 billion), but the governor and General Assembly appear close to resolving the shortfall by drawing on the Revenue Stabilization Fund (earmarked to cushion a slowdown in Virginia's revenue stream), Medicaid transfers, spending cuts, and increased bond issuance. The assembly also voted to postpone the final phase-out of the car tax, a move the governor says he favors.

     The commonwealth retained its triple A debt rating by all three rating agencies. S&P and Fitch maintain stable outlooks, but Moody's revised its outlook to negative due to the sizable budget gap. The recent budget cuts enacted by the assembly appear sufficient to keep Virginia on solid fiscal footing, and we are hopeful that Moody's will return its outlook to stable in the near future.


PORTFOLIO STRATEGY

     We are pleased to report good results for the year ended February 28, which exceeded peer group averages for both periods. Dividends per share fell slightly from the previous six months, as did the fund's share price. The 30-day dividend yield slipped to 4.55% from 4.67%, but still represented an attractive taxable equivalent yield of approximately 7.00% for taxpayers in the 35% federal tax bracket. Overall, the portfolio's credit quality was unchanged at a relatively high AA.


Portfolio Characteristics
--------------------------------------------------------------------------------

  Periods Ended                                    8/31/01              2/28/02

  Weighted Average
  Maturity (years)                                    15.9                 14.9

  Weighted Average Effective
  Duration (years)                                     6.3                  6.2

  Weighted Average Quality *                            AA                   AA
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.


     Intermediate-maturity bonds offered the best results during the period as the Fed aggressively eased interest rates. Select lower-quality bonds also performed well, as the higher yields available for these issues provided better relative returns as spreads for most of our holdings remained stable. Bonds with longer maturities were the weakest performers as long-term rates moved modestly higher. For much of the past year, we maintained a slightly higher than average interest rate sensitivity in the fund, but as the rate environment became more uncertain later in the period, we invested more in 15- and 20-year debt than longer bonds. This cut the portfolio's rate sensitivity moderately, reducing the fund's weighted average maturity to 14.9 years from 15.9 at the end of August. We will likely continue this investment pattern to minimize interest rate volatility going forward.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02

  General Obligation - Local                            20%                  18%

  Hospital Revenue                                      13                   15

  Dedicated Tax Revenue                                  6                    9

  Prerefunded Bonds                                      8                    8

  Housing Finance Revenue                                7                    7
--------------------------------------------------------------------------------

     We reduced our exposure to the corporate-backed industrial and pollution control sectors during the period, trimming our holdings in Georgia-Pacific on concerns about potential asbestos liability and eliminating Pittston Coal because its financial operations failed to improve. In addition, we sold our position in an energy cogeneration facility in Puerto Rico because of uncertainties related to the financial difficulties of the operator, AES Corporation. We were also able to take advantage of some pricing inefficiencies by purchasing and selling some new issues to achieve incremental return.


OUTLOOK

     With the economy at a critical point, we view the next six months with optimism and caution. The combination of stimulative monetary and fiscal policies has laid the foundation for a cyclical recovery, and essential growth measures have begun to stabilize. By all appearances, interest rates are going to rise, and the bond market may be taking a turn from the sharp bull market of the past 18 months.

     Yet, there are many reasons to remain optimistic about the municipal market as long as an economic recovery does not emerge with unexpected vigor. Inflationary forces remain well contained, allowing the Fed to keep short-term interest rates low for a longer period to ensure that the budding economic recovery continues. In addition, since longer-maturity issues did not participate in the rally as broadly as short-term bonds, they may have some cushion if rates reverse course.

     We also think that strong demand will provide support for the market at current levels. Bonds-both taxable securities and tax-exempt municipals-have enjoyed wider appeal during the turbulent equity markets of the past two years. Municipals enjoy the additional advantage of offering attractive after-tax yields relative to similar taxable fixed-income instruments.

     We will be ever watchful as we monitor the income and sales tax receipts for the state and local issuers. Although quality has remained high to date, pockets of weakness may emerge with a prolonged transition to economic recovery. We will rely upon our strong credit research resources to manage these risks.

     We thank you for your continued confidence in T. Rowe Price.

     Respectfully submitted,

     Hugh D. McGuirk
     Chairman of the Investment Advisory Committee

     March 20, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison
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     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                  Lehman            Lipper                  VAB

                                                    Lipper
                                  Lehman          Virginia
                                  Brothers       Municipal
                                  Municipal           Debt             Virginia
                                  Bond               Funds             Tax-Free
                                  Index            Average            Bond Fund
--------------------------------------------------------------------------------

2/92                              10,000            10,000               10,000
2/93                              11,376            11,366               11,411
2/94                              12,006            12,001               12,095
2/95                              12,232            12,093               12,277
2/96                              13,584            13,288               13,589
2/97                              14,332            13,908               14,268
2/98                              15,642            15,139               15,557
2/99                              16,604            15,941               16,494
2/00                              16,258            15,323               15,972
2/01                              18,264            17,138               17,936
2/02                              19,513            18,140               19,084
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended
     2/28/02            1 Year         3 Years         5 Years        10 Years

     Virginia Tax-Free
     Bond Fund            6.40%           4.98%           5.99%           6.68%
--------------------------------------------------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/02     2/28/01     2/29/00     2/28/99     2/28/98

NET ASSET VALUE
Beginning of
period         $   11.26   $   10.55   $   11.45   $   11.45   $   11.05

Investment activities

  Net investment
  income (loss)     0.53        0.56        0.54        0.55        0.57

  Net realized and
  unrealized
  gain (loss)       0.17        0.71       (0.90)       0.12        0.40

  Total from
  investment
  activities        0.70        1.27       (0.36)       0.67        0.97

Distributions
  Net investment
  income           (0.53)      (0.56)      (0.54)      (0.55)      (0.57)

  Net realized
  gain              --          --          --         (0.12)       --

  Total
  distributions    (0.53)      (0.56)      (0.54)      (0.67)      (0.57)


NET ASSET VALUE
End of
period         $   11.43   $   11.26   $   10.55   $   11.45   $   11.45


Ratios/Supplemental Data

Total
return(diamond)     6.40%      12.30%      (3.16%)      6.02%       9.03%

Ratio of total
expenses to
average net
assets              0.53%       0.54%       0.55%       0.57%       0.58%

Ratio of net
investment
income (loss)
to average
net assets          4.73%       5.10%       4.96%       4.83%       5.12%

Portfolio
turnover rate       47.1%       38.1%       48.1%       47.3%       64.3%

Net assets, end
of period
(in thousands)   $ 361,819   $ 318,387   $ 261,992   $ 278,812   $ 238,282
--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                              February 28, 2002

Statement of Net Assets                                       Par        Value
--------------------------------------------------------------------------------
                                                                In thousands


VIRGINIA  95.7%

Abingdon IDA, Johnston Memorial Hosp.,
  5.25%, 7/1/16                            $         1,500      $         1,505

Alexandria, GO
 Consolidated Public Improvement
  5.50%, 6/15/19                                     2,230                2,379

  5.75%, 6/15/20                                     2,980                3,237

Alexandria IDA
 Episcopal High School
  5.875%, 1/1/23                                     1,250                1,325

  6.00%, 1/1/17                                      1,060                1,150

Arlington County, Public Improvement, GO
  5.00%, 2/1/17                                      2,485                2,561

                      5.00%, 2/1/21                  2,820                2,844

Arlington County IDA
 Arlington Health Systems
  5.50%, 7/1/16                                      4,555                4,718

  5.50%, 7/1/17                                        820                  844

  5.50%, 7/1/18                                      1,000                1,025

 Ogden Martin Systems
  5.25%, 1/1/10 (FSA Insured) (triangle)             1,625                1,727

 The Nature Conservancy
  5.40%, 7/1/17                                      1,815                1,903

  5.45%, 7/1/27                                      1,375                1,419

Bedford County IDA, Nekoosa Packaging,
  5.60%, 12/1/25 (triangle)                          2,965                2,580

Bristol
  5.75%, 7/15/13 (FSA Insured)                       1,045                1,182

 GO, Utility Systems
  5.50%, 11/1/16 (FSA Insured)                       1,000                1,103

Capital Region Airport Commission
 Richmond Int'l. Airport
 VRDN (Currently 1.30%)
  (AMBAC Insured) (triangle)                         2,000                2,000


Charles County IDR, Waste Management,
  4.875%, 2/1/09 (triangle)                          3,250                3,171

Chesapeake Bay Bridge & Tunnel Dist.
  5.50%, 7/1/25 (MBIA Insured)                       3,800                4,115

Chesapeake Toll Road
 Expressway
  5.625%, 7/15/19                          $         1,250      $         1,278

  5.625%, 7/15/32                                    1,500                1,512

Chesterfield County IDA
 Bon Secours Health System,
  5.70%, 11/15/03                                    4,000                4,184

Danville IDA
 Danville Regional Medical Center
  5.20%, 10/1/18 (AMBAC Insured)                     2,000                2,098

  6.50%, 10/1/24 (FGIC Insured)
  (Prerefunded 10/1/04!)                             3,000                3,353

Fairfax County, GO, Public Improvement,
  5.25%, 6/1/17                                      6,350                6,564

Fairfax County Economic Dev. Auth.
 National Wildlife Federation
  5.25%, 9/1/17 (MBIA Insured)                       2,000                2,089

 Vienna II Metrorail
  6.00%, 9/1/19                                      1,975                2,186

  6.00%, 9/1/20                                      2,090                2,301

Fairfax County IDA
 Fairfax Hosp. System,
  VRDN (Currently 1.12%)                             1,000                1,000

Fairfax County Redev. & Housing Auth.
 FCRHA Office Building
  7.50%, 6/15/18 (Prerefunded 12/15/02!)             1,975                2,065

Fairfax County Water Auth.
  5.00%, 4/1/21                                      3,180                3,239

  5.80%, 1/1/16 (Escrowed to Maturity)               6,060                6,720

  6.00%, 4/1/15                                      1,140                1,291

  6.00%, 4/1/22                                      8,725                9,441

Frederick County IDA
 Gov't. Complex Fac.
  6.50%, 12/1/14 (MBIA Insured)
  (Prerefunded 12/1/04!)                             1,500                1,702

Fredericksburg IDA
 Medicorp Health Systems
  5.00%, 8/15/07 (FGIC Insured)                      1,730                1,811

  5.25%, 6/15/16
  (AMBAC Insured)                                    3,350                3,456

Giles County IDA, PCR, Hoechst Celanese,
  6.625%, 12/1/22 (triangle)                         1,485                1,524


Greater Richmond Convention Center
 Convention Center Expansion,
  6.125%, 6/15/29                          $         4,585      $         4,936

Halifax County IDA
  Halifax Regional Long-Term Care
  5.625%, 7/1/12                                     1,585                1,442

Hampton IDA, Sentara Health Systems,
  5.375%, 11/1/15                                    5,300                5,475

Hanover County IDA
  Memorial Regional Medical Center
  6.50%, 8/15/10 (MBIA Insured)                      1,300                1,518

Harrisonburg Redev. & Housing Auth.
  VRDN (Currently 1.25%)                             2,000                2,000


Henrico County Economic Dev. Auth.
 Bon Secours Health System,
  5.75%, 11/15/04                                    2,200                2,328

  Regional Jail, 6.125%, 11/1/19                     2,000                2,230

Henrico County IDA
 Bon Secours Health
  6.00%, 8/15/16 (MBIA Insured)                        865                  994

  6.25%, 8/15/20 (MBIA Insured)                      1,750                2,039

 Regional Jail
  6.00%, 8/1/15 (Prerefunded 8/1/05!)                2,415                2,675

  7.00%, 8/1/13 (Prerefunded 8/1/05!)                1,485                1,721


Henry County IDA
 Martinsville & Henry Memorial Hosp.
  6.00%, 1/1/27                                      3,250                3,374

Hopewell IDA
 Colonial Heights Convalescent Center
  5.75%, 10/1/04                                       150                  153

 Forest Hill Convalescent Center
  5.60%, 10/1/03
  (Prerefunded 10/1/02!)                               100                  106

  5.90%, 10/1/05
  (Prerefunded 10/1/02!)                               240                  256

 Westport Convalescent Center,
  5.75%, 10/1/04                                       290                  298

Isle of Wight IDR, Union Camp,
  6.55%, 4/1/24 (triangle)                           4,250                4,336

King George County IDA
 Birchwood Power Partners
  VRDN (Currently 1.35%) (triangle)                  1,200                1,200

  VRDN (Currently 1.40%) (triangle)                  1,500

1,500Lexington IDA, Stonewall Jackson Hospital,
  7.00%, 7/1/30                                      2,250                2,268

Loudoun County, GO
 Public Improvement
  5.25%, 1/1/14                            $         1,540      $         1,656

  5.25%, 1/1/16                                      1,540                1,636

  5.25%, 1/1/17                                      2,650                2,784

  5.25%, 1/1/18                                      1,650                1,720

  5.25%, 1/1/20                                      2,650                2,729

  5.375%, 1/1/14                                     1,650                1,782

  5.75%, 12/1/18                                     1,685                1,836

Louisa IDA, Virginia Electric & Power,
  3.40%, 3/1/04 (triangle)                           4,000                4,000

Medical College of Virginia Hosp. Auth.
  5.25%, 7/1/14 (MBIA Insured)                       1,035                1,094

Metropolitan Washington D.C. Airports Auth.
  5.50%, 10/1/27 (MBIA Insured) (triangle)           4,230                4,330

  5.75%, 10/1/11 (MBIA Insured) (triangle)           1,500                1,574

  6.625%, 10/1/19 (MBIA Insured) (triangle)          3,550                3,702

Newport News, GO, 5.50%,
  7/1/12 (MBIA Insured)                              2,000                2,175

Norfolk, GO, 5.40%, 6/1/11                           1,110                1,185

Norfolk Airport Auth.
  5.375%, 7/1/16 (FGIC Insured)                      1,675                1,781

  5.375%, 7/1/16 (FGIC Insured) (triangle)           1,650                1,719

  5.375%, 7/1/17 (FGIC Insured) (triangle)           1,600                1,660

Norfolk IDA
 Childrens Hosp. of the King's Daughters
  VRDN (Currently 1.20%)                             1,040                1,040

Peninsula Airport Commission, GO
 Airport Improvement
  5.25%, 7/15/12 (triangle)                          1,200                1,260

  5.375%, 7/15/15 (triangle)                         1,080                1,118

  5.50%, 7/15/21 (triangle)                          1,385                1,412

Peninsula Port Auth., Riverside Health

  6.625%, 7/1/18 (Prerefunded 7/1/02!)               3,020                3,133

Pocahontas Parkway Assoc.,
  Zero Coupon, 8/15/18                               1,900                  347

Portsmouth, GO
 Refunding & Public Improvement
  5.50%, 6/1/15 (FGIC Insured)                       3,480                3,685

Prince William County Park Auth.,
  5.875%, 10/15/19                         $         4,135      $         4,361

Richmond, GO
  5.00%, 7/15/17 (FGIC Insured)                      3,060                3,150

  5.00%, 7/15/18 (FGIC Insured)                      2,860                2,922

  5.50%, 1/15/16 (FSA Insured)                       5,000                5,442

  5.50%, 1/15/17 (FSA Insured)                       1,000                1,081

Richmond Metropolitan Auth.
 Expressway
  5.25%, 7/15/13 (FGIC Insured)                      1,965                2,132

  5.25%, 7/15/17 (FGIC Insured)                      4,200                4,487

  5.25%, 7/15/22 (FGIC Insured)                      5,325                5,587

Riverside Regional Jail Auth.
  5.875%, 7/1/14 (MBIA Insured)                      1,815                1,968

  5.875%, 7/1/14 (MBIA Insured)
  (Prerefunded 7/1/05!)                              2,185                2,447
Roanoke, Public Improvement, GO
  6.00%, 10/1/17                                       500                  563

  6.00%, 10/1/19                                     4,810                5,361

Roanoke IDA
 Carilion Health System
  VRDN (Currently 1.30%)                             4,310                4,310

  5.50%, 7/1/20 (MBIA Insured)                       2,000                2,085

  5.50%, 7/1/21 (MBIA Insured)                       1,670                1,736

  6.125%, 7/1/17 (MBIA Insured)                      4,205                4,865

Southeastern Public Service Auth.
  5.00%, 7/1/02                                      1,475                1,487

  5.00%, 7/1/03                                      1,000                1,025

Univ. of Virginia, 5.25%, 6/1/13                     3,880                4,166

Virginia Beach Dev. Auth.
 Virginia Beach General Hosp.
  6.00%, 2/15/10 (AMBAC Insured)                     1,000                1,126

 Westminster Canterbury, 7.25%, 11/1/32              1,500                1,604

Virginia College Building Auth.
  5.00%, 9/1/18                                      5,800                5,929

 Randolph Macon College
  6.625%, 5/1/13 (Prerefunded 5/1/02!)               1,000                1,029

 Univ. of Richmond
  VRDN (Currently 1.20%)                               450                  450

 Washington & Lee Univ.
  5.25%, 1/1/26 (MBIA Insured)             $         2,420      $         2,535

  5.25%, 1/1/31 (MBIA Insured)                       1,750                1,835

  5.75%, 1/1/34                                      5,000                5,655

Virginia Commonwealth Univ., 5.75%, 5/1/15           3,000                3,171

Virginia HDA
  5.45%, 1/1/16                                      2,930                3,018

  5.60%, 11/1/18                                     5,160                5,244

  5.60%, 3/1/25 (MBIA Insured) (triangle)            4,245                4,360

  5.85%, 7/1/12                                      1,000                1,056

  6.00%, 7/1/11 (triangle)                           2,350                2,481

  6.45%, 7/1/28 (MBIA Insured) (triangle)               55                   57

  6.50%, 5/1/13 (triangle)                           2,000                2,106

  6.70%, 1/1/22 (triangle)                             795                  813

  7.05%, 5/1/18                                        675                  690

  7.10%, 5/1/13                                      1,405                1,436


 Rental Housing
  5.45%, 2/1/12 (triangle)                           1,150                1,171

  5.50%, 2/1/13 (triangle)                           1,175                1,197

  5.75%, 4/1/15                                        980                1,040

Virginia Polytechnic Institute & State Univ.
 Univ. Services
  5.40%, 6/1/11                                      1,000                1,067

  5.50%, 6/1/16                                      3,000                3,157

  5.50%, 6/1/20                                      1,600                1,657

Virginia Port Auth.,
  5.50%, 7/1/11 (triangle)                           2,270                2,388

Virginia Public Building Auth.
  5.50%, 8/1/15                                      4,190                4,524

  6.25%, 8/1/15 (Prerefunded 8/1/04!)                1,550                1,713

Virginia Public School Auth., GO,
  6.50%, 8/1/16                                      2,890                3,249

Virginia Resources Auth.
 Hopewell Regional Wastewater
  5.75%, 10/1/21 (triangle)                          1,335                1,411
 Revolving Water Fund
  5.625%, 10/1/22                                    1,400                1,482
  5.875%, 10/1/14                                    4,075                4,588
Virginia Transportation Board
 Northern Virginia Transportation Dist.
  5.25%, 5/15/19                           $         2,000      $         2,071

  Oak Grove Connector, 5.25%, 5/15/22                1,385                1,411

  Route 28 Project, 6.50%, 4/1/18                    1,000                1,024

  Route 58 Corridor Dev.
  5.125%, 5/15/16                                    1,500                1,540

  5.25%, 5/15/16                                     5,000                5,261

  5.25%, 5/15/19                                     4,865                5,037

  5.625%, 5/15/13                                    3,000                3,164

Washington County IDA
 Johnston Memorial Hosp.
  6.25%, 7/1/06 (Prerefunded 7/1/05!)                1,660                1,823

  6.75%, 7/1/12 (Prerefunded 7/1/02!)                1,500                1,556

York County
 GO, Refunding School, 5.00%, 7/15/14                 1,000                1,062

  Sewer, 5.875%, 6/1/24                              1,000                1,071

Total Virginia (Cost $332,389)                                          346,243


PUERTO RICO  5.8%

Puerto Rico Commonwealth, GO
  Public Improvement
  5.125%, 7/1/30 (FSA Insured)                       2,000                2,013

Puerto Rico Electric Power Auth.
  5.125%, 7/1/26 (FSA Insured)                       4,000                4,043

  6.00%, 7/1/14                                      1,000                1,077

Puerto Rico Highway & Transportation Auth.
  5.50%, 7/1/15 (FSA Insured)                        2,000                2,246

  5.50%, 7/1/18                                      1,000                1,037

  6.00%, 7/1/31 (Prerefunded 7/1/10!)                1,000                1,179

  6.25%, 7/1/14                                      1,500                1,753

  6.50%, 7/1/27 (Prerefunded 7/1/10!)                2,470                2,992

Puerto Rico Infrastructure Fin. Auth.
  5.50%, 10/1/40 (Escrowed to Maturity)              2,500                2,619

Puerto Rico Public Buildings Auth., GO
  5.45%, 7/1/30 (AMBAC Insured)                      3,530                2,114

Total Puerto Rico (Cost $19,669)                                         21,073



                                                                   Value
--------------------------------------------------------------------------------
                                                                In thousands

Total Investments in Securities
101.5% of Net Assets (Cost $352,058)                       $  367,316

Other Assets Less Liabilities                                  (5,497)

NET ASSETS                                                 $  361,819
                                                           ----------

Net Assets Consist of:

Undistributed net investment income (loss)                 $      126

Undistributed net realized gain (loss)                         (1,637)

Net unrealized gain (loss)                                     15,258

Paid-in-capital applicable to 31,658,109 no
 par value shares of beneficial
interest outstanding; unlimited
number of shares authorized                                $   348,072

NET ASSETS                                                 $  361,819
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    11.43
                                                           ----------
--------------------------------------------------------------------------------

           !    Used in determining portfolio maturity

  (triangle)    Interest subject to alternative minimum tax

       AMBAC    AMBAC Indemnity Corp.

        FGIC    Financial Guaranty Insurance Company

         FSA    Financial Security Assurance Corp.

          GO    General Obligation

         HDA    Housing Development Authority

         IDA    Industrial Development Authority/Agency

         IDR    Industrial Development Revenue

        MBIA    Municipal Bond Investors Assurance Corp.

         PCR    Pollution Control Revenue

        VRDN    Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              2/28/02
--------------------------------------------------------------------------------

Investment Income (Loss)

Interest income                                            $   18,053

Expenses
  Investment management                                         1,442

  Shareholder servicing                                           198

  Custody and accounting                                          109

  Prospectus and shareholder reports                               29

  Legal and audit                                                  12

  Registration                                                     11

  Trustees                                                         10

  Proxy and annual meeting                                          2

  Miscellaneous                                                     4

  Total expenses                                                1,817

  Expenses paid indirectly                                         (6)

  Net expenses                                                  1,811

Net investment income (loss)                                   16,242


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                    2,583

  Futures                                                         107

  Net realized gain (loss)                                      2,690


Change in net unrealized gain (loss)

  Securities                                                    2,518

  Futures                                                           7

  Change in net unrealized gain (loss)                          2,525

Net realized and unrealized gain (loss)                         5,215


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   21,457
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   2/28/02              2/28/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)               $        16,242      $        14,452

  Net realized
  gain (loss)                                        2,690                 (689)

  Change in net
  unrealized
  gain (loss)                                        2,525               19,173

  Increase (decrease)
  in net
  assets from
  operations                                        21,457               32,936


Distributions to shareholders

  Net investment income                            (16,189)             (14,452)


Capital share transactions *

  Shares sold                                       68,227               68,584

  Distributions reinvested                          11,926               10,602

  Shares redeemed                                  (41,989)             (41,275)

  Increase (decrease) in net assets from capital

  share transactions                                38,164               37,911


Net Assets

  Increase (decrease)
  during period                                     43,432               56,395

  Beginning
  of period                                        318,387              261,992

  End of period                            $       361,819      $       318,387


*Share information

  Shares sold                                        6,030                6,266

  Distributions
  reinvested                                         1,053                  972

  Shares redeemed                                   (3,708)              (3,791)

  Increase (decrease) in
  shares outstanding                                 3,375                3,447
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                             February 28, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its securities, and corresponding unrealized gain/loss thereon, in the amount of $107,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended February 28, 2002, the effect of this change was to increase net investment income by $53,000 ($0.002 per share), decrease net realized gain/loss on securities by $51,000 ($0.002 per share), and decrease net unrealized gain/loss on securities by $2,000 ($0.000 per share). This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended February 28, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $198,962,000 and $156,935,000, respectively, for the year ended February 28, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended February 28, 2002 totaled $16,189,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

     Unrealized appreciation                               $16,296,000

     Unrealized depreciation                                 (940,000)

     Net unrealized appreciation
     (depreciation)                                        15,356,000

     Undistributed tax-exempt income                           17,000

     Capital loss
     carryforwards                                         (1,626,000)

     Distributable earnings                                13,747,000

     Paid-in capital                                       348,072,000

     Net assets                                            $361,819,000
--------------------------------------------------------------------------------

     For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, amortization of $109,000 that has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes, at February 28, 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized $2,525,000 of capital loss carryforwards. As of February 28, 2002, the fund had $1,626,000 of capital loss carryforwards that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended February 28, 2002, the fund recorded the following permanent reclassifications which relate primarily to the character of market discount at time of sale and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

     Undistributed net
     investment income                                     $  (47,000)

     Undistributed net
     realized gain                                             14,000

     Paid-in capital                                           33,000

--------------------------------------------------------------------------------

At February 28, 2002, the cost of investments for federal income tax purposes was $351,960,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $116,000 was payable at February 28, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $227,000 for the year ended February 28, 2002, of which $20,000 was payable at period end.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Virginia Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virginia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2002



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $16,076,000 which qualified as exempt-interest dividends.

--------------------------------------------------------------------------------

T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------
The T. Rowe Price Virginia Tax-Free Bond Fund held an annual meeting on October

23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:          183,180,605.256
Withhold:               4,528,111.970
Total:                187,708,717.226

William T. Reynolds
Affirmative:          183,173,071.506
Withhold:               4,535,645.720
Total:                187,708,717.226

Calvin W. Burnett
Affirmative:          182,719,672.581
Withhold:               4,989,044.645
Total:                187,708,717.226

Anthony W. Deering
Affirmative:          183,143,821.987
Withhold:               4,564,895.239
Total:                187,708,717.226

Donald W. Dick, Jr.
Affirmative:          183,261,134.919
Withhold:               4,447,582.307
Total:                187,708,717.226

David K. Fagin
Affirmative:          182,970,369.835
Withhold:               4,738,347.391
Total:                187,708,717.226

F. Pierce Linaweaver
Affirmative:          182,889,310.438
Withhold:               4,819,406.788
Total:                187,708,717.226

Hanne M. Merriman
Affirmative:          183,193,140.931
Withhold:               4,515,576.295
Total:                187,708,717.226

John G. Schreiber
Affirmative:          183,268,829.488
Withhold:               4,439,887.738
Total:                187,708,717.226

Hubert D. Vos
Affirmative:          182,943,583.574
Withhold:               4,765,133.652
Total:                187,708,717.226

Paul M. Wythes
Affirmative:          182,764,811.535
Withhold:               4,943,905.691
Total:                187,708,717.226

James S. Riepe
Affirmative:          183,258,966.233
Withhold:               4,449,750.993
Total:                187,708,717.226
--------------------------------------------------------------------------------

T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------

                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  1993        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
Baltimore, MD
21202
3/16/32
--------------------------------------------------------------------------------

Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   1986        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
Baltimore, MD                         Officer, The
21202                                 Rouse Company,
1/28/45                               real estate
                                      developers

--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 2001        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
Baltimore, MD                         advisory firm
21202
1/27/43
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     2001        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
Baltimore, MD                         Resources Ltd.,             Canyon
21202                                 and Canyon                  Resources
4/9/38                                Resources, Corp.            Corp
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                1986        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
Baltimore, MD                         environmental
21202                                 and civil
8/22/34                               engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  2001        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
Baltimore, MD                                                     Enterprises,
21202                                                             Inc., The
11/16/41                                                          Rouse Company,
                                                                  and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 1992        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust, Host
Street                                investment                  Marriott
Baltimore, MD                         company;                    Corporation,
21202                                 Senior                      and The Rouse
10/21/46                              Advisor and                 Company,real
                                      Partner,                    estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       2001        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
Baltimore, MD                         investment
21202                                 company
8/2/33
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    2001        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
Baltimore, MD                         capital
21202                                 limited
6/23/33                               partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
William T.    Director     Elected    Director and     36         Not
Reynolds                   1991       Managing Director,          Applicable
100 East                              T. RowePrice and
Pratt Street                          T. Rowe Price
Baltimore, MD                         Group, Inc.
21202
5/26/48
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     1986        of the Board,               Applicable
100 East                              Director, and
Pratt                                 Managing Director,
Street                                T. Rowe Price and
Baltimoe, MD                          T. Rowe Price Group, Inc.
21202                                 Chairman of the Board
6/25/43                               and Director; T. Rowe
                                      Price Investment Services,
                                      Inc., T. Rowe Price
                                      Retirement Plan Services,Inc.,
                                      and T. Rowe Price Services,
                                      Inc., Chairman of the Board,
                                      Director, President, and Trust
                                      Officer, T. Rowe Price
                                      Trust Company; Director
                                      T. Rowe Price International
                                      Inc., T. Rowe Price
                                      Global Asset Management Limited,
                                      and T. Rowe Price Global
                                      Investment Services Limited
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1997        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
Baltimore, MD                         Officer,
4/22/44                               Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Chairman,
                                      T. Rowe Price
                                      Global Asset
                                      Management Limited;
                                      Vice President and
                                      Director, T. Rowe Price
                                      Trust Company; Director
                                      T. Rowe Price Global
                                      Investment Services
                                      Limited and T. Rowe
                                      Price International, Inc.

--------------------------------------------------------------------------------

*Each director serves until election of a successor.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Information About the Fund's Officers
--------------------------------------------------------------------------------

Name, Date of Birth, Address, and Principal Occupations
Title and Fund(s) Served
--------------------------------------------------------------------------------

Jeremy N. Baker, 2/27/68

Assistant Vice President, T. Rowe Price; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Linda A. Brisson, 7/8/59

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Joseph A. Carrier, 12/30/60

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Treasurer
--------------------------------------------------------------------------------
Charles B. Hill, 9/22/61

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Henry H. Hopkins, 12/23/42

Managing Director, T. Rowe Price; Director and Managing Director, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International, Inc. and T. Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Vice President
--------------------------------------------------------------------------------

Marcy M. Lash, 1/30/63

Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Patricia B. Lippert, 1/12/53

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services,
Inc

Secretary
--------------------------------------------------------------------------------

Joseph K. Lynagh, 6/9/58

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Corporate Banking Officer with NationsBank; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Konstantine B. Mallas, 5/26/63

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Trust
--------------------------------------------------------------------------------

Hugh D. McGuirk, 7/6/60

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

David S. Middleton, 1/18/56

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Controller
--------------------------------------------------------------------------------

Mary J. Miller, 7/19/55

Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.

President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Unless otherwise indicated, the officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
 Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
F19-050  2/28/02